UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2024

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)
001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Canterbury Park Holding Corporation (the “Company”) is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2024 (the “Original Filing”). The Original Filing reported the final voting results of the Company’s 2024 Annual Meeting of Shareholders held on June 6, 2024 (the “Annual Meeting”). The purpose of this amendment is to update the voting results reported in the Original Filing based upon an updated final report of the Inspector of Election received following the date of the Original Filing. The updated voting results did not change the outcome of the Annual Meeting, which is that each nominee was elected as a director of the Company and the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

At the close of business on April 11, 2024, the record date for the Annual Meeting, 4,982,870 shares of Common Stock were outstanding. At the Annual Meeting, 4,295,110 shares, or approximately 86.2% of the outstanding shares of Common Stock, were represented by proxy or in person. Shares were voted at the Annual Meeting on the matters submitted to a vote of the shareholders as follows:

Proposal 1 — To elect seven directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Peter Ahn	2,587,723	84,146	1,623,241
Maureen H. Bausch	2,340,283	331,586	1,623,241
Mark Chronister	2,342,887	328,982	1,623,241
John S. Himle	2,640,797	31,072	1,623,241
Carin J. Offerman	2,618,094	53,775	1,623,241
Randall D. Sampson	2,660,401	11,468	1,623,241
Damon E. Schramm	2,323,898	347,971	1,623,241

Proposal 2 — To ratify and approve the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
4,285,043	9,535	532

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: June 18, 2024	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer